Meredith Media General

Creating a Powerful Multiplatform and Diversified Media Company

September 8, 2015

Local

Digital

National

FORWARD LOOKING STATEMENTS & SAFE HARBOR

This document contains forward-looking statements. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Media General, Meredith and Meredith Media General's control.

Statements in this document regarding Media General, Meredith and the combined company that are forward-looking, including projections as to the anticipated benefits of the proposed transaction, the methods that will be used to finance the transaction, the impact of the transaction on anticipated financial results, the synergies from the proposed transaction, and the closing date for the proposed transaction, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond the control of Media General and Meredith. In particular, projected financial information for the combined company is based on management’s estimates, assumptions and projections and has not been prepared in conformance with the applicable accounting requirements of Regulation S-X relating to pro forma financial information, and the required pro forma adjustments have not been applied and are not reflected therein. None of this information should be considered in isolation from, or as a substitute for, the historical financial statements of Media General or Meredith. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to: the timing to consummate the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied and the transaction may not close; the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; the combined company’s ability to achieve the synergies and value creation contemplated by the proposed transaction; management’s ability to promptly and effectively integrate the businesses of the two companies; the diversion of management time on transaction-related issues; change in national and regional economic conditions, the competitiveness of political races and voter initiatives, pricing fluctuations in local and national advertising, future regulatory actions and conditions in the television stations’ operating areas, competition from others in the broadcast television markets served by Media General and Meredith, volatility in programming costs, the effects of governmental regulation of broadcasting, industry consolidation, technological developments and major world news events.

For more discussion of important risk factors that may materially affect Media General, Meredith and Meredith Media General, please see the risk factors contained in Media General's Annual Report on Form 10-K for its fiscal year ended December 31, 2014 and Meredith's Annual Report on Form 10-K for its fiscal year ended June 30, 2015, both of which are on file with the SEC. You should also read Media General’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015. Except as specifically noted, information on, or accessible from, any website to which this website contains a hyperlink is not incorporated by reference into this website and does not constitute a part of this website.

No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of Media General, Meredith or the combined company. None of Media General, Meredith nor Meredith Media General assumes any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is not a solicitation of a proxy from any shareholder of Media General, Inc. ("Media General") or Meredith Corporation ("Meredith"). In connection with the Agreement and Plan of Merger by and among Media General, Montage New Holdco, Inc. (to be renamed Meredith Media General Corporation after closing) ("Meredith Media General"), Meredith and the other parties thereto (the "Merger"), Media General, Meredith Media General and Meredith intend to file relevant materials with the Securities and Exchange Commission ("SEC"), including a Registration Statement on Form S-4 filed by Meredith Media General that will contain a joint proxy statement/prospectus. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MEDIA GENERAL, MEREDITH, MEREDITH MEDIA GENERAL AND THE MERGER. The Form S-4, including the joint proxy statement/prospectus, and other relevant materials (when they become available), and any other documents filed by Media General, Meredith and Meredith Media General with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. The documents filed by Media General and Meredith Media General may also be obtained for free from Media General's Investor Relations web site (http://www.mediageneral.com/investor/index.htm) or by directing a request to Media General's Investor Relations contact, Courtney Guertin, Director of Marketing & Communications, at 401-457-9501. The documents filed by Meredith may also be obtained for free from Meredith's Investor Relations web site (http://ir.meredith.com) or by directing a request to Meredith's Shareholder/Financial Analyst contact, Mike Lovell, Director of Investor Relations, at 515-284-3622.

PARTICIPANTS IN THE SOLICITATION

Media General and Meredith and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of either Media General or Meredith in connection with the Merger. Information about Media General's directors and executive officers is available in Media General's definitive proxy statement, dated March 13, 2015, for its 2015 annual meeting of shareholders. Information about Meredith's directors and executive officers is available in Meredith's definitive proxy statement, dated September 26, 2014, for its 2014 annual meeting of shareholders. Other information regarding the participants and description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Form S-4 and the joint proxy statement/prospectus regarding the Merger that Meredith Media General will file with the SEC when it becomes available.

Strategic Highlights

1. Creates a powerful multiplatform and diversified media company:
   - No. 3 owner of major network affiliates, reaching 30% of U.S. households
   - Top digital operator, reaching more than 200 million monthly unique visitors
   - No. 1 female audience, reaching 100 million American women with trusted brands
2. Generates significant revenue, EBITDA and free cash flow with opportunities for Total Shareholder Return beyond either company's ability on its own:
   - $3.0 billion in total revenue, including $500 million in digital revenue, on a pro forma basis
   - Over $900 million in EBITDA, including first year synergies, on a pro forma basis
   - Approximately $1 billion in pro-forma cumulative free cash flow in first full two years post-closing
3. Estimated synergies $80+ million
4. Builds a platform to continue industry consolidation strategy
5. Led by strong management team with expertise at operating multi-platform media businesses and proven track record at creating shareholder value

Transaction Snapshot

Media General shareholders to receive:

Meredith Media General ownership:

1 share of Media General owned ⇨ 1 share of Meredith Media General = **65%**

Meredith shareholders to receive:

1 share of Meredith owned ⇨ 1.5214 shares of Meredith Media General + $34.57 cash payment = **35%**

meredith Media General

Additional Transaction Details

Leadership & Corporate Governance

- Steve Lacy will serve as Chief Executive Officer. Joe Ceryanec will serve as Chief Financial Officer
- The Meredith Media General Board of Directors will consist of 12 directors, including 8 designated by Media General and 4 designated by Meredith. J. Stewart Bryan, Media General's existing chairman, will continue in that role.
- Corporate offices in Des Moines and Richmond, and incorporated in Virginia

Capital Allocation

- Continued focus on strong capital stewardship with disciplined capital allocation plan primarily focused on debt reduction and returning cash to shareholders

Financing

- RBC Capital Markets and JP Morgan Chase have committed $2.8 billion of financing in support of the transaction

Timing and Closing Conditions

- The transaction is expected to close by June 30, 2016, subject to shareholder and regulatory approval

Overlap Markets

Market:	Market rank:
Portland, OR	23
Nashville, TN	29
Hartford-New Haven, CT	30
Greenville, SC	37
Mobile, AL – Pensacola, FL	59
Springfield, MA	115

meredith Media General

The New Meredith Media General

Local Broadcaster of Scale + **Top Digital Operator** + **National Multi-Platform Media Brands**

Local Broadcaster of Scale

- Leading media voice in 54 markets with 88 stations
- Reaches 30% of U.S., or 34 million households
- Strong digital expertise
- Possessing significant broadcast spectrum
- Opportunity for further consolidation under FCC caps

Top Digital Operator

- Reaches over 200 million monthly unique visitors
- Two primary business activities:
  - Digital Media and Advertising based on brands we own
  - Digital Marketing Services for our clients' brands
- Opportunity for further consolidation

National Multi-Platform Media Brands

- Trusted and vibrant multi-platform brands focused on desirable content verticals
- Reaches 100 million women, including over 60% of Millennials generation
- High-margin brand licensing business
- Opportunity for further consolidation

Meredith Media General is One of the Nation's Top Local Broadcasters

Television Stations Owned and Operated


163
107
88
76
53
46
Sinclair
Nexstar
MDP/MEG
Gray
Raycom
Tegna

# of Big 4 Affiliates in:

- **Top 50 DMA** **25**
  (#1 in industry)
- **Top 75 DMA** **40**
  (#2 in industry)

U.S. TV Households Reached


44%
38%
31%
30%
19%
18%
Tribune
Sinclair
Tegna
MDP/MEG
Hearst
Scripps

Markets with a No. 1 or No. 2 revenue share[1] **43**

(80% of combined markets)

1 Source: BIA

Possessing a Wide Geographic Reach



Battleground political states:

Florida
Ohio
Pennsylvania
Virginia
North Carolina
Iowa
Colorado
Nevada
Michigan
Wisconsin

● Meredith Markets ● Media General Markets ● Overlap Markets (6)

With a Diverse Portfolio of High-Quality Network Affiliations


FOX
15
14
CBS
29
13
abc
11
11
THE CW
my TV
Telemundo: 1
Independent: 3

Note: Includes network affiliations carried on digital sub-channels

Meredith Media General is a Top Digital Operator

200 million monthly unique visitors

- #1 network for women, lifestyle and millennial reach
- First party data drives unique and actionable insights/analytics

$500 million annual revenue across multiple fast-growing streams

- Advertising
- Marketing services
- Consumer

Unparalleled suite of brands

Proprietary advertising technology delivering strong results


Premium Branded Experiences
Large and Highly Engaged Audience
First Party Data
Ad Tech Platforms
Diverse Revenue Streams
Consumer Revenue Growth
Media General

allrecipes | lin digital | Better Homes and Gardens | FEDERATED MEDIA | Parents | GROCERY SERVER | hyfn8 | selectable media | SHAPE

With Vibrant Brands that We Own and Operate

Areas of Focus:

Branded content/ Influential Publishers and Bloggers

Digital advertising sales & platforms:

- Directly sold and automated
- Branded and performance-driven
- National and local

Consumer revenue

- Paid services
- e-commerce

Brands we own and operate:

Better Homes and Gardens, Federated Media, Parents, allrecipes.com, mywedding.com, fitness, SHAPE, Martha Stewart Living, EatingWell

hyfn8, Grocery Server, Selectable Media, lin digital, dedicated media

shopnation, dedicated media

meredith Media General

And a Full Suite of Services for Brands We Work With

Areas of Focus:

- **Customer Relationship Management**
  - Direct communication with consumers via mail, email and other sources
- **Digital Marketing**
  - Website development
  - Search engine optimization
- **Mobile Marketing**
  - Mobile site and app development
- **Social Media Marketing**
  - Brand monitoring
- **Experiential Marketing**
  - Custom content
  - Promotions
- **Data & Analytics**

Brands we work with:

ARM & HAMMER
DIAGEO
ACURA
NIVEA
Gerber.
LOWE'S
FCA FIAT CHRYSLER AUTOMOBILES
Kraft
ALLERGAN
KIA
TOYOTA
NBC
SAMSUNG
nea Member Benefits
Liberty Mutual.
Eucerin
Bank of America
LAVAZZA
State Farm

Meredith Media General Has the Largest Reach to Females in the U.S.



- **We focus on women:**
  - 100 million unduplicated consumers, including
  - 70 million unique digital visitors and
  - 60% of millennial women
- **Our brands lead their markets:**

Better Homes and Gardens
allrecipes.com
Parents
SHAPE

- **Our portfolio is strategically focused on what matters most to women:**
  - Family
  - Home
  - Food
  - Health

Our Brands Drive Additional Shareholder Value Through Licensing

Multi-billion dollar licensing program – 3rd largest globally – with sales based primarily on category leading property Better Homes and Gardens

- Larger than Warner Bros., National Football League and Nickelodeon

High margin business

- Future growth is accretive to earnings and net income margin

Untapped potential in additional brands: Allrecipes, Parents and Shape

Walmart
Save money. Live better.

Walmart Direct to Retail

Better Homes and Gardens
REAL ESTATE

Real Estate Services



International
Media Licensing

Illustrative Calendar 2014 Pro Forma Financial Profile

Meredith Calendar 2014 Results	
Total Revenues[1]	$ 1,675
Total EBITDA[1]	$ 358

Media General Calendar 2014 Pro-Forma Results	
Total Revenues	$ 1,315
Total EBITDA	$ 502

Combined Company Calendar 2014 Pro Forma	
Total Revenues	$ 2,990
Total EBITDA	$ 860
Synergies	80
PF EBITDA	$ 940



45%
55%
Local Media EBITDA[2]
National Media EBITDA[2]



100%
Local Media EBITDA



75%
8%
17%
Local Media EBITDA[2]
National Media EBITDA[2]
Synergies

$ in millions: Note: EBITDA excludes stock-based compensation and special items

[1] Pro forma for full year impact of historical acquisitions

[2] Segment EBITDA excludes corporate

Shareholder Value Creation Through Synergy Opportunities

	Details	Year 1	Post Year 1
Revenue Synergies	Net Retransmission improvement Digital and cross-selling opportunities	$30	$37
Cost Synergies	Duplicative function elimination Shared/Centralized services rationalization Material vendor contracts and other	$30	$43
Total EBITDA Opportunities		$60 million	$80+ million

Commitment to Strong Capital Stewardship and Delivering Attractive and Sustainable Total Shareholder Return

Priority

Aggressive debt repayment in the near-term, fueled by:

- Strong Free Cash Flow
- Meaningful political advertising revenues in the 2016 Presidential election cycle
- Tax NOLs

Strong commitment to returning cash to shareholders via dividends over the longer-term

Tuck in acquisitions to strengthen existing portfolio and, where appropriate, add strong digital brands and local television stations (up to regulatory limits)

Significant and selective share repurchases

Larger acquisitions only if extremely strategic at attractive valuation with strong synergies

Expect to Deliver Top-Quartile Total Shareholder Return

1. **Earnings Growth**

Organic revenue growth
Net margin expansion
Net income Growth

2. **Free Cash Flow Yield**

Dividend yield
Buyback yield
FCF contribution

Annual organic TSR

3. **Change in Valuation**

Other potential TSR contributors
- Acquisition accretion
- Valuation multiple change

Summary

1. Creates a powerful multiplatform and diversified media company
2. Generates significant revenue, EBITDA and free cash flow with opportunities for Total Shareholder Return beyond either company's ability on its own
3. Estimated synergies $80+ million
4. Builds a platform to continue industry consolidation strategy
5. Led by strong management team with expertise at operating multi-platform media businesses and strong track record at creating shareholder value

Meredith Media General

Creating a Powerful Multiplatform and Diversified Media Company

September 8, 2015

Local

Digital

National